COMMITMENTS	6 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
COMMITMENTS

27 COMMITMENTS

The Company have committed to reimbursing the underwriters to the Offering for accountable out-of-pocket expenses, up to $250,000. These expenses include, but are not limited to, travel, due diligence, legal counsel fees, roadshow costs, and background checks. These expenses will be paid regardless of whether the Officer is consummated or not.

The Company have committed to pay Chardan Capital Markets, LLC an advisory for of $350,000 which is payable as of October 1, 2024, and in no event later than the earlier of (a) February 8, 2025, and (b) consummation of any corporate transaction. The Company also agreed to provide Chardan with a right of first refusal, for a period of eighteen (18) months from July 8, 2024, to act as co-lead underwriter, joint book-running manager, and/or placement agent for each and every future public and private equity and public debt offering, including all equity linked financings (each being referred to as a subject transaction), during such eighteen (18) month period with not less than 50% of the economics paid to the full underwriting or placement agent group for any two-handed subject transaction. In the event there are three or more underwriters or placement agents in a subject transaction, Chardan shall be entitled to receive as its compensation no less than thirty percent (30%) of the compensation payable to the full underwriting or placement agent group for that subject transaction.